UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2017

FB Financial Corporation

(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Commerce Street, Suite 300, Nashville, TN 37201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (615) 564-1212

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for company with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Stock Purchase Agreement

Overview of Amendment

On May 26, 2017, FB Financial Corporation, a Tennessee Corporation (the “Company”), and its wholly-owned banking subsidiary, FirstBank, entered into an amendment (the “Amendment”) to that certain Stock Purchase Agreement (the “Purchase Agreement”), dated as of February 8, 2017, by and among the Company, FirstBank, Clayton HC, Inc., a Tennessee Corporation (“Seller”), Clayton Bank & Trust, a Tennessee state bank and wholly-owned subsidiary of Seller (“CBT”), American City Bank, a Tennessee state bank and wholly-owned subsidiary of Seller (“ACB,” and together with CBT, the “Clayton Banks”), and Mr. James L. Clayton, the principal shareholder of Seller (“Clayton”), providing for the acquisition by FirstBank of all of the issued and outstanding shares of the Clayton Banks (the “Clayton Banks Acquisition”) from the Seller. Following the consummation of the Clayton Banks Acquisition, the Clayton Banks will merge with and into FirstBank, with FirstBank continuing as the surviving banking corporation.

The Amendment was entered into by the parties to address competitive concerns raised by the Federal Reserve Board related to the Seller’s post-closing ownership of the Company’s shares and continued ownership of 50% of Apex Bancorp, Inc., the bank holding company for Apex Bank, a bank headquartered in Camden, Tennessee.

Amendment to Acquisition Consideration

The Amendment (1) reduces the number of shares of the Company’s common stock to be received by Seller as partial consideration for the Clayton Banks Acquisition from 5,860,000 shares to 1,521,200 shares (the “Stock Consideration”), and (2) provides for a cash payment by the Company to Seller equal to $124,200,000 (the “Cash Consideration”). The Amendment also obligates the Company to conduct an offering of its common stock to fund the payment of the Cash Consideration and conditions the consummation of the Acquisition upon the successful completion of such an offering. As a result of the reduction of the Stock Consideration and after giving effect to the issuance of the Stock Consideration and the sale of the Private Placement Shares (as described and defined below), the Seller will own approximately 4.99% of the Company’s outstanding shares of common stock.

The Amendment also permits FirstBank to reduce the principal amount of the $60 million subordinated note to be issued to the Seller at the closing by paying all or a portion of such principal amount in cash at FirstBank’s discretion.

The Amendment does not change the pre-closing distributions to be made from the Clayton Banks to the Seller under the Purchase Agreement, which include (1) the distribution of excess capital of the Clayton Banks in the amount of $79,500,000 to the Seller at the closing (the “Excess Capital Payment”), with FirstBank paying any shortfall in the event that the Clayton Banks are restricted from making the entire Excess Capital Payment to the Seller due to regulatory restrictions or applicable liquidity policies, (2) the distribution of certain specified assets, with a book value of approximately $4.8 million, and (3) cash distributions in amounts intended to cover the Seller’s S corporation tax liabilities attributable to the earnings of the Clayton Banks for the period prior to the closing.

Additional Amendments

The Amendment also provides that Clayton will no longer have the ability to designate one director to the Company’s Board of Directors following the closing of the Clayton Banks Acquisition and, as a result, the Company’s existing shareholders agreement will no longer be amended or restated following the closing of the Clayton Banks Acquisition.

While the Company continues to expect to close the Clayton Banks Acquisition in the third quarter of 2017, the closing of the Clayton Banks Acquisition remains subject to the satisfaction of numerous closing conditions, including without limitation, (i) receipt of all required regulatory approvals from the Federal Reserve, FDIC and the Tennessee Department of Financial Institutions, (ii) approval by the Company’s shareholders of the issuance of the Stock Consideration, if required by the NYSE, and (iii) the absence of any law, order, injunction, decree, judgment or ruling prohibiting the Clayton Banks Acquisition.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by this reference.

Private Placement of Common Stock

On May 26, 2017, the Company entered into Securities Purchase Agreements (the “Securities Purchase Agreements”) with accredited investors (the “Purchasers”) pursuant to which the Company agreed to sell in a private placement (the “Private Placement”) an aggregate of 4,806,710 shares of the Company’s common stock, par value $1.00 (the “Private Placement Shares”), at a purchase price of $33.00 per share. The gross proceeds of the sale of such Private Placement Shares will be approximately $158.6 million. Keefe, Bruyette & Woods, Inc. and Stephens, Inc. served as the joint book-running managers for the Private Placement, and Raymond James & Associates, Inc and Sandler O’Neill + Partners, L.P. and served as the co-managers for the Private Placement. The Private Placement is expected to close on June 1, 2017, and is not conditioned on the closing of the Clayton Banks Acquisition.

Consummation of the sale of the Private Placement Shares under the Securities Purchase Agreements is subject to the satisfaction of certain customary closing conditions. The Securities Purchase Agreements also contain representations and warranties, covenants and indemnification provisions that are customary for private placements of shares of common stock by companies with shares of common stock listed for trading on a national securities exchange.

The estimated net proceeds of approximately $152 million from the sale of the Private Placement Shares will be used to fund the payment of the $124.2 million Cash Consideration to be paid to the Seller pursuant to the Amendment and the remaining net proceeds will be used for general corporate purposes, which may include paying down the $60 million subordinated note to be issued to the Seller pursuant to the Amendment. In the event that the Clayton Banks Acquisition is not consummated, the proceeds from the sale of the Private Placement Shares will be used for general corporate purposes, which may include funding future acquisitions and strengthening the Company’s and FirstBank’s capital position.

The Private Placement Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration in Section 4(a)(2) of the Securities Act and Regulation D of the U.S. Securities and Exchange Commission (the “SEC”) promulgated under the Securities Act, and, as a result, the Private Placement Shares may not be offered or sold in the United States absent a registration statement or exemption from registration. Pursuant to the Securities Purchase Agreements, the Company has agreed to file with the SEC a registration statement with respect to the resale of the Private Placement Shares purchased by the Purchasers under the Securities Purchase Agreements by no later than by June 21, 2017 and to have such registration statement declared effective by the SEC by no later than (i) July 16, 2017 in the event the SEC does not review such registration statement, if earlier, five business days after a determination by the SEC that it will not review such registration statement, or (ii) September 29, 2017 in the event the SEC does review such registration statement, or if earlier, five business days after the completion of any review by the SEC. In the event that the Company does not file such registration statement or cause such registration statement to become effective by the applicable deadline or after such registration statement becomes effective it is suspended or ceases to be effective, then the Company will be required to make certain payments as liquidated damages to the Purchasers under the Securities Purchase Agreements.

The foregoing summary of the Securities Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Form of Securities Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement-Private Placement of Common Stock” of this Current Report on Form 8-K is incorporated into this Item 3.02 by this reference.

Item 7.01.	Regulation FD Disclosure.

On May 26, 2017, the Company issued a press release announcing the Amendment to the Purchase Agreement and the sale of the Private Placement Shares, a copy of which is furnished (and not filed) as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the sale of the Private Placement Shares, the Purchasers were provided with the slide presentation that is furnished (and not filed) as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

2.1	First Amendment, dated as of May 26, 2017, to that certain Stock Purchase Agreement, dated as of February 8, 2017, by and among the Company, FirstBank, Seller, the Clayton Banks and Clayton

10.1	Form of Securities Purchase Agreement

99.1	Press Release, dated May 26, 2017

99.2	Company Overview Presentation

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the Company’s future business and financial performance and/or the performance of the banking and mortgage industry and economy in general and the Clayton Banks Acquisition and the sale of the Private Placement Shares.

These forward-looking statements include, without limitation, statements relating to the anticipated benefits, financial impact and closing of the Clayton Banks Acquisition, including, the anticipated timing of the closing of the Clayton Banks Acquisition, any expected accretion to the Company’s earnings per share resulting from the Clayton Banks Acquisition, acceptance by the customers of the Clayton Banks the Company’s products and services, the opportunities to enhance market share in certain markets, market acceptance of the Company generally in new markets, expectations regarding future investment in the Clayton Banks’ markets, the integration of the Clayton Banks’ operations and timing of the closing the private placement. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the parties’ ability to consummate the Clayton Banks Acquisition or satisfy the conditions to the completion of the Clayton Banks Acquisitions, including the receipt of regulatory approvals required for the Clayton Banks Acquisition on the terms expected or on the anticipated schedule or approval by the Company’s shareholders of the issuance of the Stock Consideration, if required by the NYSE; the ability to consummate the private placement and satisfy the closing conditions thereto; the parties’ ability to meet expectations regarding the timing and completion and accounting and tax treatment of the Clayton Banks Acquisition; the possibility that any of the anticipated benefits of the proposed Clayton Banks Acquisition will not be fully realized or will not be realized within the expected time period; the risk that integration of the Clayton Banks’ operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the failure of the Clayton Banks Acquisition to close for any other reason; the effect of the announcement of the Clayton Banks Acquisition on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers); dilution caused by the Company’s issuance of additional shares of its common stock in connection with the Clayton Banks Acquisition and the Private Placement; the possibility that the Clayton Banks Acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; general competitive, economic, political and market conditions and fluctuations; and the other risks and factors set forth in the Company’s December 31, 2016 Form 10-K, filed with the SEC on March 31, 2017, under the captions “Cautionary note regarding forward-looking statements” and “Risk factors.” Many of these factors are difficult to foresee and are beyond the Company’s ability to control or predict. The Company presently believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Additional Information and Participants in Solicitation

This report is for informational purposes only and does not constitute a solicitation of any vote or approval with respect to the Clayton Banks Acquisition. The issuance of the Stock Consideration in connection with the Clayton Banks Acquisition will be submitted to the shareholders of the Company for their consideration if required by the applicable rules of the New York Stock Exchange. The Company will file with the SEC a proxy statement and deliver the proxy statement to its shareholders as required by applicable law. The Company may also file other documents with the SEC regarding the proposed transaction. This report is not a substitute for any proxy statement or any other document which the Company may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED CLAYTON BANKS ACQUISITION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company and the proposed transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov.

The Company makes available free of charge at www.firstbankonline.com (in the “Investor Relations” section of such website) copies of the materials it files with, or furnishes to, the SEC.

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed acquisition. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2017 annual meeting of shareholders. Such proxy statement can be obtained free of charge from the sources indicated above. Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB Financial Corporation
(Registrant)

Date: May 26, 2017	By:	/s/ James R. Gordon
James R. Gordon Chief Financial Officer

Exhibit Number	Description of Exhibit

2.1	First Amendment, dated as of May 26, 2107, to that certain Stock Purchase Agreement, dated as of February 8, 2017, by and among the Company, FirstBank, Seller, the Clayton Banks and Clayton

10.1	Form of Securities Purchase Agreement

99.1	Press Release, dated May 26, 2017

99.2	Company Overview Presentation

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